UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below under Item 5.07, on May 3, 2017, shareholders of the Company approved the 2017 Performance Incentive Plan and the 2017 Stock Compensation Plan for Non-Employee Directors. A summary of the material terms of the 2017 Performance Incentive Plan is set forth under the caption "Approval of the 2017 Performance Incentive Plan" and a summary of the material terms of the 2017 Stock Compensation Plan for Non-Employee Directors is set forth under the caption "Approval of the 2017 Stock Compensation Plan for Non-Employee Directors" in the Company's proxy statement dated March 23, 2017 (the "Proxy Statement"). The summaries are qualified in their entirety by reference to the 2017 Performance Incentive Plan and the 2017 Stock Compensation Plan for Non-Employee Directors, filed as Exhibits B and C, respectively, to the Proxy Statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 3, 2017, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). There were 1,385,651,737 shares of Common Stock, constituting 89.22 % of outstanding shares on the record date (March 10, 2017), represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:
Proposal 1: Election of Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote

Harold Brown	1,136,769,481	8,573,086	4,846,548	235,462,122
André Calantzopoulos	1,144,973,827	2,711,272	2,504,016	235,462,122
Louis C. Camilleri	1,137,582,936	10,094,046	2,512,133	235,462,122
Massimo Ferragamo	1,144,771,878	2,754,211	2,663,026	235,462,122
Werner Geissler	1,140,088,659	7,537,190	2,563,263	235,462,122
Jennifer Li	1,144,620,389	3,083,982	2,485,244	235,462,122
Jun Makihara	1,144,668,757	2,879,109	2,641,749	235,462,122
Sergio Marchionne	774,041,438	370,545,718	5,602,459	235,462,122
Kalpana Morparia	1,123,119,745	24,409,688	2,660,182	235,462,122
Lucio A. Noto	1,136,159,013	10,953,410	3,076,792	235,462,122
Frederik Paulsen	1,139,994,792	7,614,104	2,580,719	235,462,122
Robert B. Polet	1,141,281,073	6,276,041	2,632,501	235,462,122
Stephen M. Wolf	1,136,269,234	11,516,388	2,403,993	235,462,122
All director nominees were duly elected.

Proposal 2: Advisory Vote Approving Executive Compensation.

For	Against	Abstain	Broker Non-Vote

1,103,458,376	40,635,018	6,095,721	235,462,122
The proposal was approved on an advisory basis.

Proposal 3: Advisory Resolution on the Frequency of Future Advisory Votes on Executive Compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
1,041,384,103	3,860,057	100,670,647	4,272,005	235,462,122
Shareholders advised that future advisory votes on executive compensation be held annually. In light of these results and consistent with a majority of shareholder votes cast with respect of this proposal, the Company's Board of Directors determined that an advisory vote on the compensation of the Company's executive officers will be conducted every year.

Proposal 4: Approval of the 2017 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote

1,106,209,241	38,803,869	5,176,005	235,462,122

The proposal was approved.

Proposal 5: Approval of the 2017 Stock Compensation Plan for Non-Employee Directors.

For	Against	Abstain	Broker Non-Vote

967,302,649	177,230,306	5,656,160	235,462,122

The proposal was approved.

Proposal 6: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors.

For	Against	Abstain

1,364,574,658	17,122,453	3,954,126
The proposal was approved.

Proposal 7: Shareholder Proposal 1 – Human Rights Policy.

For	Against	Abstain	Broker Non-Vote

38,719,000	1,046,031,671	65,438,444	235,462,122
The proposal was defeated.

Proposal 8: Shareholder Proposal 2 – Mediation of Alleged Human Rights Violations.

For	Against	Abstain	Broker Non-Vote

48,462,659	1,036,861,694	64,864,762	235,462,122
The proposal was defeated.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1	2017 Performance Incentive Plan (incorporated by reference to Exhibit B to the Company’s Proxy Statement filed on March 23, 2017).

10.2	2017 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit C to the Company’s Proxy Statement filed on March 23, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: May 4, 2017

EXHIBIT INDEX

10.1	2017 Performance Incentive Plan (incorporated by reference to Exhibit B to the Company’s Proxy Statement filed on March 23, 2017).

10.2	2017 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit C to the Company’s Proxy Statement filed on March 23, 2017).